Exhibit 10.4

Execution Version

Exchange Agreement

This Exchange Agreement (this “Agreement”) is executed and delivered as a Deed as of September 19, 2021, by and among Cartesian Growth Corporation, a Cayman Islands exempted company (the “Company”), Alvarium Investments Limited, an English private limited company (“Alvarium”), and the holders of shares set forth on the signature pages hereto (each, a “Holder” and, collectively, the “Holders”).

Recitals

Whereas, on the date hereof, the Company has entered into that certain Business Combination Agreement (the “BCA”), by and among the Company, Rook MS LLC, a Delaware limited liability company, Alvarium Tiedemann Capital, LLC, a Delaware limited liability company, Alvarium, Tiedemann Wealth Management Holdings, LLC, a Delaware limited liability company, TIG Trinity GP, LLC, a Delaware limited liability company, and TIG Trinity Management, LLC, a Delaware limited liability company. Capitalised words not otherwise defined in this Agreement shall have the meaning given to them in the BCA.

Whereas, the Company will redomicile as a Delaware corporation prior to the Alvarium Exchange (as defined below).

WHEREAS, prior to the Closing, in accordance with, and pursuant to, the Alvarium Reorganization Plan, Alvarium shall take, or cause to be taken, all actions necessary to implement the Alvarium Reorganization such that, upon completion of the Alvarium Reorganization, Alvarium shall be the wholly owned indirect subsidiary of Alvarium Topco and Alvarium Topco shall be owned solely by the Alvarium Shareholders;

Whereas, the Holders and the Company desire to exchange that number of Alvarium Ordinary Shares and Alvarium Class A Shares which, upon implementation of the Alvarium Reorganization, will be owned by the Holders as set forth on Exhibit A attached hereto, plus any other Alvarium Ordinary Shares and Alvarium Class A Shares that the Holders may acquire, be issued or transferred, or otherwise come to hold (including, for the avoidance of doubt, as a result of exercise of any of the Alvarium Option Agreements) prior to the Exchange Closing (the “Shares”), for that number and type of SPAC Class A Common Stock as is equal to each Holder’s portion of the Alvarium Shareholders Share Consideration as determined in accordance with the BCA (collectively, the “Exchange Shares”), as set forth herein.

Now, Therefore, in order to induce the Company to enter into the BCA and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders agree as follows:

Agreement

1. Agreement To Exchange.

1.1 Authorization of the Domestication and Issuance of Exchange Shares. Subject to and in accordance with the terms and conditions set forth in the BCA, the Company shall, at Closing, effect the Domestication, following which the Company shall be domiciled as a Delaware corporation. The Domestication and issuance of the Exchange Shares in exchange for the Shares, as set forth herein, shall, in accordance with the BCA, be subject to approval by the Company’s shareholders at the SPAC Shareholders’ Meeting. After the Domestication Effective Time, the Exchange Shares shall have the rights, preferences, privileges and restrictions set forth in the SPAC Certificate of Incorporation.

1.2 Exchange of Shares. In accordance with, and pursuant to the provisions of, Section 3.03 of the BCA, subject the conditions to Closing set forth in Article XI of the BCA being satisfied or waived (in accordance with the BCA), at the Exchange Closing (as defined below), each of the Holders shall surrender, transfer and assign the Shares held by such Holder to the Company with full title guarantee and free of any encumbrance, together with all rights attaching or accruing thereto, and the Company will issue to each such Holder, in exchange for such Shares, the Exchange Shares as specified in the Alvarium Payment Spreadsheet (the exchange of the Shares for the Exchange Shares, as described in this Agreement, being hereinafter referred to as the “Alvarium Exchange”). Not less than two (2) Business Days prior to Closing, Alvarium shall deliver an updated copy of Exhibit A which shall be a true and accurate statement of the Shares held by all Holders (and any new shareholders of Alvarium, each of whom shall adhere to this Agreement (or otherwise agree to participate in the Exchange on substantially the same terms as set forth in this Agreement)) immediately prior to Exchange Closing (which information shall be included in the Alvarium Payment Spreadsheet).

1.3 Waiver of pre-emption rights. Each Holder irrevocably waives all rights of pre-emption over, or other rights to restrict the transfer of, the Shares held by it, whether conferred by the certificate of incorporation or memorandum and/or articles of association of Alvarium Topco, any shareholders’ agreement or in any other way, and shall procure that all such rights conferred on any other person are waived no later than Exchange Closing so as to permit the transfer of the Shares pursuant to and in accordance with this Agreement. The Company may, at its sole discretion, request evidence of such valid waivers of each such Holder pursuant to this Section 1.3 and upon such request, each such Holder shall promptly provide such evidence.

2. Closing; Delivery.

2.1 Closing. The closing of the Alvarium Exchange (the “Exchange Closing”) shall take place on the Closing Date, immediately following the Domestication and immediately prior to the effectiveness of the Umbrella Merger, remotely via the electronic exchange of documents.

2.2 Delivery. At the Exchange Closing, upon the terms and subject to the conditions hereof, the Company shall issue the Exchange Shares to the Holders in non-certificated book-entry form against the tender of the Shares, in each case duly endorsed for transfer. At the Exchange Closing, each Holder shall deliver to the Company: (a) a duly executed share transfer form in respect of the Shares held by it; (b) the share certificates representing such Shares or, in lieu thereof, or an indemnity in a customary and reasonable form provided by the Company; and (c) an irrevocable power of attorney, in the agreed form, duly executed by such Holder and any other registered owner of the Shares in favor of the Company or its nominee(s) to enable the Company (pending registration of the relevant transfers) to exercise all voting and other rights attaching to the Shares and to appoint proxies for this purpose. The register of members of Alvarium shall be updated to reflect the Alvarium Exchange in accordance with the terms of the BCA.

2.3 Failure to Deliver. If, at the Exchange Closing, a Holder shall fail to tender and deliver any Shares (the “Non-Tendered Shares”), either by failure to execute and deliver any appropriate share transfer form, share certificate or indemnity in lieu thereof, or voting power of attorney, the SPAC and each of its directors shall be authorised to execute and deliver on behalf of each such Holder the relevant share transfer form, share certificate indemnity or voting power of attorney, as applicable, and the Alavarium Exchange with respect to any such Non-Tendered Shares shall proceed in accordance with this Agreement and the BCA.

2.4 English Law Power of Attorney. By way of security to secure the performance of obligations owed by each Holder to the Company under this Agreement (and in default of execution by the relevant Holder), each Holder hereby irrevocably, unconditionally and severally appoints the Company and each of the Company’s directors to be that Holder’s attorney (each, an “Attorney”) with the power on that Holder’s behalf to execute and deliver all instruments, deeds and documents and to do all acts and things as may be required to discharge each of that Holder’s obligations pursuant to this Agreement. Each Attorney shall have the power to sub-delegate this power and to appoint a substitute attorney in addition to the Company and/or such directors. Each Holder undertakes to ratify and confirm whatever any Attorney, substitute attorney or other person to whom the power is sub-delegated, does or purports to do in good faith in the exercise of any power conferred by this power of attorney and each Holder agrees that a person who deals in good faith with any Attorney, substitute attorney or other person to whom the power is sub-delegated, may accept a written statement signed by the Company, any of its directors or any other such person, to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

3. Alvarium Reorganization.

3.1 Alvarium shall take, or cause to be taken, all actions necessary to implement the Alvarium Reorganization in accordance with, and pursuant to the provisions of, Section 2.01(a)(ii) of the BCA.

3.2 Each Holder irrevocably, unconditionally and severally appoints Alvarium and each of Alvarium’s directors to be that Holder’s attorney (each, an “Alvarium Attorney”) with the power on that Holder’s behalf to take, or cause to be taken, all actions, and to do, or cause to be done, such things as are necessary, proper, advisable, requested or required by Alvarium or otherwise, including executing and delivering all instruments, deeds and documents to consummate, make effective and implement the Alvarium Reorganization. Each Alvarium Attorney shall have the power to sub-delegate this power and to appoint a substitute attorney in addition to the Company and/or such directors. Each Holder undertakes to ratify and confirm whatever any Alvarium Attorney, substitute attorney or other person to whom the power is sub-delegated, does or purports to do in good faith in the exercise of any power conferred by this power of attorney and each Holder agrees that a person who deals in good faith with any Alvarium Attorney, substitute attorney or other person to whom the power is sub-delegated, may accept a written statement signed by the Company, any of its directors or any other such person, to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

4. Representations of the Holders. Each Holder hereby represents and warrants to the Company as follows:

4.1 Title. The Holder is, as at the date of this Agreement, the sole legal and beneficial owner of, and has good and valid title to, the shares in the capital of Alvarium set out opposite such Holder’s name in columns 2 and 3 of Exhibit A, free of any liens, encumbrances, claims or restrictions, and, upon implementation of the Alvarium Reorganization, as at Closing, will be the sole legal and beneficial owner of, and will have good and valid title to, the Shares free of any liens, encumbrances, claims or restrictions, as set out opposite such Holder’s name in columns 4 and 5 of Exhibit A.

4.2 Order, Action or Proceedings. The Holder is not and at the Closing will not be subject to any order or bound by any contract or other instrument that may have an adverse effect on the Holder’s ability to comply with this Agreement or to deliver the Shares free of any liens, encumbrances, claims or restrictions, and there is no legal, administrative, regulatory or governmental proceeding or investigation (a “Proceeding”) pending, and no person or entity has threatened in writing to commence any Proceeding, that would reasonably be expected to have such effect. No event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any such Proceeding against the Holder or the Shares.

4.3 Requisite Power and Authority. The Holder has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on the Holder’s part required for the lawful execution and delivery of this Agreement has been and at the Closing will have been taken. Upon its execution and delivery, this Agreement will be valid and binding obligations of the Holder, enforceable against the Holder in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

4.4 Investment Representations. The Holder understands that none of the Exchange Shares (the “Securities”) have been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Holder also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Holders’ representations contained in this Agreement. The Holder further represents and warrants as follows:

(a) Purchaser Bears Economic Risk. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Holder must bear the economic risk of this investment indefinitely unless the Securities are registered pursuant to the Securities Act, or an exemption from registration is available. The Holder understands that the Company has no present intention of registering the Securities. The Holder also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Holder to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times the Holders might propose.

(b) Acquisition for Own Account. The Holder is acquiring the Securities for Holder’s own account for investment only, and not with a view towards their distribution.

(c) Purchaser Can Protect Its Interest. The Holder represents that by reason of its, or of its management’s, business or financial experience, it has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, the Holder is aware of no publication of any advertisement in connection with the Exchange Transaction.

(d) Accredited Investor. The Holder represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

(e) Company Information. The Holder has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Holder has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of its investment in the Company.

(f) Rule 144. The Holder acknowledges and agrees that the Securities are “restricted securities” as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder has been advised or are aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

5. Conditions to Closing

5.1 Mutual Conditions. The obligations of each party to this Agreement to proceed with the Exchange Closing are subject to the satisfaction or appropriate waiver, as applicable, of the conditions to Closing set forth in Article XI of the BCA and the parties to the BCA having proceeded to Closing.

6. Miscellaneous

6.1 Governing Law. This Agreement (other than Section 2.4 of this Agreement (the “English Law Provisions”)) shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in the State of New York. Any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, bid protest, hearing, proceeding (including any civil, criminal, administrative, investigative or appellate or informal proceeding), litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity arising out of or relating to this Agreement or the transactions contemplated hereby, in each case other than the English Law Provisions (an “Action”) shall, to the fullest extent permitted by applicable Law, be heard and determined exclusively in any New York State court or Federal court of the United States of America sitting in New York City in the Borough of Manhattan. To the fullest extent permitted by applicable Law, the parties hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action, and (b) agree not to commence any such Action except in the courts described above in New York, other than any Action in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. To the fullest extent permitted by applicable Law, each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. To the fullest extent permitted by applicable Law, each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action, (i) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Action in any such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement or the transactions contemplated hereby, or the subject matter hereof, may not be enforced in or by such courts.

6.2 Governing Law of Section 2.4. The English Law Provisions and any disputes or claims arising out of or in connection with them, their subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales. The courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with the English Law Provisions or their subject matter or formation (including non-contractual disputes or claims).

6.3 Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law, any right it may have to a trial by jury with respect to any Action directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto (a) certifies that no officer, director, employee, accountant, consultant, financial advisor, legal counsel, agent, attorney or other representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any Action, seek to enforce that foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 6.3.

6.4 Entire Agreement; Assignment. This Agreement and the Exhibits hereto constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) by any party without the prior express written consent of the other parties.

6.5 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

6.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

6.7 Amendment. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and which makes reference to this Agreement, and only upon the written consent of the Company and the Holders.

6.8 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the address indicated for such party on the signature pages hereto (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.8).

6.9 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

6.10 Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

6.11 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and, accordingly, that the parties hereto shall, to the fullest extent permitted by law, be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof (including such parties’ obligation to consummate the transactions contemplated hereby) in any New York State court or Federal court of the United States of America sitting in New York City in the Borough of Manhattan without proof of actual damages or otherwise, in addition to any other remedy to which they are entitled at law or in equity as expressly permitted in this Agreement. To the fullest extent permitted by applicable law, each of the parties hereby further waives (a) any defense in any Action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief.

[Signature Page Follows.]

In Witness Whereof, the Company and the Holders have executed the Exchange Agreement as a Deed as of the date set forth above.

COMPANY:

CARTESIAN GROWTH CORPORATION

By:	/s/ Peter Yu
Name:	Peter Yu
Title:	Chief Executive Officer

In the presence of:

Witness:	/s/ Diana Vargas
Name:	Diana Vargas
Address:

ALVARIUM:

ALVARIUM INVESTMENTS LIMITED

By:	/s/ Alexander de Meyer
Name:	Alexander de Meyer
Title:	CEO

In the presence of:

Witness:	/s/ Sydney Gallagher
Name:	Sydney Gallagher
Address:

HOLDERS:

SIGNED AS A DEED by	)
NEIL BEATON	)	/s/ Neil Beaton

in the presence of

Witness signature:	/s/ Barnaby Horwich
Witness name:	Barnaby Horwich
Witness address:

SIGNED AS A DEED by	)
CHARLES HAMILTON	)	/s/ Charles Hamilton

in the presence of

Witness signature:	/s/ Sydney Gallagher
Witness name:	Sydney Gallagher
Witness address:

SIGNED AS A DEED by	)
STUART DAVIES	)	/s/ Stuart Davies

in the presence of

Witness signature:	/s/ Barnaby Horwich
Witness name:	Barnaby Horwich
Witness address:

SIGNED AS A DEED by	)
ANDREW WILLIAMS	)	/s/ Andrew Williams

in the presence of

Witness signature:	/s/ Catherine Gillibrand
Witness name:	Catherine Gillibrand
Witness address:

SIGNED AS A DEED by	)
JONATHAN ELKINGTON	)	/s/ Jonathan Elkington

in the presence of

Witness signature:	/s/ Rahma Begum
Witness name:	Rahma Begum
Witness address:

SIGNED AS A DEED by	)
ELLIOT SHAVE	)	/s/ Elliot Shave

in the presence of

Witness signature:	/s/ Edwarde McKillen-Barrow
Witness name:	Edwarde McKillen-Barrow
Witness address:

SIGNED AS A DEED by	)
ALEXANDER DE MEYER	)	/s/ Alexander de Meyer

in the presence of

Witness signature:	/s/ Sydney Gallagher
Witness name:	Sydney Gallagher
Witness address:

SIGNED AS A DEED by	)
CHARLES FILMER	)	/s/ Charles Filmer

in the presence of

Witness signature:	/s/ Hazel Legg
Witness name:	Hazel Legg
Witness address:

SIGNED AS A DEED by	)
ANTONIA FILMER	)	/s/ Antonia Filmer

in the presence of

Witness signature:	/s/ Hazel Legg
Witness name:	Hazel Legg
Witness address:

SIGNED AS A DEED by	)
SOPHIE ROWNEY	)	/s/ Sophie Rowney

in the presence of

Witness signature:	/s/ Phillippa Beach
Witness name:	Phillippa Beach
Witness address:

SIGNED AS A DEED by	)
CLARA BULLRICH	)	/s/ Clara Bullrich

in the presence of

Witness signature:	/s/ Jamie Grossman
Witness name:	Jamie Grossman
Witness address:

SIGNED AS A DEED by	)
JOSE REMY	)	/s/ Jose Remy

in the presence of

Witness signature:	/s/ Jamie Grossman
Witness name:	Jamie Grossman
Witness address:

SIGNED AS A DEED by	)
RICARDO DE LA SERNA	)	/s/ Ricardo de la Serna

in the presence of

Witness signature:	/s/ Jamie Grossman
Witness name:	Jamie Grossman
Witness address:

SIGNED AS A DEED by	)
JORGE REGANHA	)	/s/ Jorge Reganha

in the presence of

Witness signature:	/s/ Ricardo Louro
Witness name:	Ricardo Louro
Witness address:

SIGNED AS A DEED by	)
LUXAC SARL	)	/s/ Antonio Champalimand
Acting by Manager A

in the presence of

Witness signature:	/s/ Ricardo Rodrigues
Witness name:	Ricardo Rodrigues
Witness address:

SIGNED AS A DEED by	)
LUXAC SARL	)	/s/ Elisa Paola Armandola
Acting by Elisa Paola Armandola

in the presence of

Witness signature:	/s/ Julie Parison
Witness name:	Julie Parison
Witness address:

SIGNED AS A DEED by	)
ROBERT BURTON	)	/s/ Robert Burton

in the presence of

Witness signature:	/s/ Alison Burton
Witness name:	Alison Burton
Witness address:

SIGNED AS A DEED by	)
ALI BOUZARIF	)	/s/ Ali Bouzarif

in the presence of

Witness signature:	/s/ Olivia J. Reynolds
Witness name:	Olivia J. Reynolds
Witness address:

SIGNED AS A DEED by	)
KENNETH COSTA	)	/s/ Kenneth Costa

in the presence of

Witness signature:	/s/ Alexandra Jackson
Witness name:	Alexandra Jackson
Witness address:

SIGNED AS A DEED by	)
CARLOS MEJIA	)	/s/ Carlos Mejia

in the presence of

Witness signature:	/s/ Jamie Grossman
Witness name:	Jamie Grossman
Witness address:

SIGNED AS A DEED by	)
GIDEON KONG	)	/s/ Gideon Kong

in the presence of

Witness signature:	/s/ Winnie Hui
Witness name:	Winnie Hui
Witness address:

SIGNED AS A DEED by	)
JOSHUA GREEN	)	/s/ Josha Green

in the presence of

Witness signature:	/s/ Pui Yan Iris Shum
Witness name:	Pui Yan Iris Shum
Witness address:

SIGNED AS A DEED by	)
JONATHAN GOODWIN	)	/s/ Jonathan Goodwin

in the presence of

Witness signature:	/s/ Alice Stannard
Witness name:	Alice Stannard
Witness address:

SIGNED AS A DEED by	)
JULIAN CULHANE	)	/s/ Julian Culhane

in the presence of

Witness signature:	/s/ Samantha Culhane
Witness name:	Samantha Culhane
Witness address:

SIGNED AS A DEED by	)
SIMON LEE	)	/s/ Simon Lee

in the presence of

Witness signature:	/s/ Fiona Lee
Witness name:	Fiona Lee
Witness address:

SIGNED AS A DEED by	)
JOHN WHITE	)	/s/ John White

in the presence of

Witness signature:	/s/ Carolyn White
Witness name:	Carolyn White
Witness address:

SIGNED AS A DEED by	)
FREDERICK BROOKS	)	/s/ Frederick Brooks

in the presence of

Witness signature:	/s/ Beth Rowan
Witness name:	Beth Rowan
Witness address:

SIGNED AS A DEED by	)
CFT ASSETS LIMITED	)
acting by Edward Cain, Attorney…	)	/s/ Edward Cain

in the presence of

Witness signature:	/s/ Helen Richards
Witness name:	Helen Richards
Witness address:

SIGNED AS A DEED by	)
TAILORSPACE LIMITED acting	)
by…Benjamin Thomas Gough……	)	/s/ Benjamin Thomas Gough

in the presence of

Witness signature:	/s/ Rachel D Hansen
Witness name:	Rachel D Hansen
Witness address:

SIGNED AS A DEED by	)
WRG, ALV, LLC	)
acting by…Trent Dawson…	)	/s/ Trent Dawson

in the presence of

Witness signature:	/s/ Marta Polishchuk
Witness name:	Marta Polishchuk
Witness address:

SIGNED AS A DEED by	)
GLOBAL GOLDFIELD LIMITED acting	)
by…Tony Yeung……	)	/s/ Tony Yeung

in the presence of

Witness signature:	/s/ YUEN Wan Man Amy
Witness name:	YUEN Wan Man Amy
Witness address:

SIGNED AS A DEED by	)
ILWADDI CAYMAN HOLDINGS acting	)
by…HE Sheikh Jassim Abdulaziz J.H. Al-Thani	)	/s/ HE Sheikh Jassim Abdulaziz J.H. Al-Thani

in the presence of

Witness signature:	/s/ Tine De Beck
Witness name:	Tine De Beck
Witness address: